Note 30 - Subsequent Events	12 Months Ended
Dec. 31, 2021
Statement Line Items [Line Items]
Explanation of financial effect of non-adjusting event after reporting period [text block]

30. Subsequent events

On February 22, 2022, the Company announced that it had entered into an agreement to acquire Gemfield Resources LLC, owner of Goldfield Project in Nevada, USA, from Waterton Nevada Splitter, LLC. The total consideration for this transaction is comprised of approximately $175.0 million in cash at closing and a $31.5 million deferred milestone payment. The deferred milestone payment is payable in cash or common shares of the Company, at Centerra’s option, the earlier of 18 months following the acquisition date and a construction decision with respect to the project, among other things.